January 10, 2018

VIA EDGAR
Securities and Exchange Commission
100 F St. NE
Washington, D.C. 20549

Re:    Symetra Life Insurance Company ("Registrant")
Symetra Separate Account C ("Depositor") (File No. 811-08052)

Dear Commissioners:

On behalf of Symetra Life Insurance Company and the Symetra Separate Account C, we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940, that the Semi-annual reports for the underlying funds have been transmitted to contract owners accordingly.

We incorporate by reference the following Semi-annual report for the underlying fund:

Fund Company	1940 Act Registration No.
Washington Mutual Investors Fund Inc.	811-00604

If you have any questions regarding this filing, please contact me at (425) 256-5026.

Sincerely,

Jacqueline M. Veneziani
Senior Vice President and Deputy General Counsel